UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2013

LPATH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50344	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 Sorrento Valley Blvd., San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 678-0800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 3, 2013, Lpath, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that the Company will present at the 2013 JMP Healthcare Conference.

A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1*	Press Release, dated July 3, 2013, titled “Lpath to Present at the 2013 JMP Healthcare Conference on July 9”

*              Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPATH, INC.

Dated: July 3, 2013	By:	/s/ Gary J. G. Atkinson
Name: Gary J.G. Atkinson
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1*	Press Release, dated July 3, 2013, titled “Lpath to Present at the 2013 JMP Healthcare Conference on July 9”

*              Furnished herewith.